UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06179
                                                     ---------------------------

             FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                            ------------

                   Date of fiscal year end: NOVEMBER 30, 2004
                                            -----------------

                   Date of reporting period: NOVEMBER 30, 2004
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND

Dear Shareholder:

     In retrospect, Fiscal 2004 was a pretty uneventful year for the Flaherty & Crumrine Preferred Income Fund ("PFD"). The preferred securities in the portfolio produced respectable returns as long-term interest rates fell modestly and credit spreads generally narrowed. However, since interest rates moved within a relatively narrow range throughout the year, the Fund's hedges were a drag on performance. During the fourth fiscal quarter ended November 30, 2004, the Fund produced +1.4%(1) total return on net asset value ("NAV"). For the full fiscal year, the total return on NAV was +5.3%(1). As the table below demonstrates, the longer-term record of the Fund continues to be excellent.

---------------------------------------------------------------------------------------
                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                      FOR PERIODS ENDING NOVEMBER 30, 2004

                                                    ONE     FIVE       TEN    LIFE OF
                                                   YEAR     YEARS     YEARS   FUND(2)
                                                  -------  -------   -------  -------
 Flaherty & Crumrine Preferred Income Fund          5.3%    10.2%     10.4%    12.0%
 Lipper Domestic Investment Grade Bond Funds(3)     6.2%     7.9%      8.2%     7.9%

----------------
(1)  Based on monthly data provided by Lipper Inc.  Distributions are assumed to be reinvested at NAV in accordance  with Lipper's  practice,  which differs from the procedures used elsewhere in this report.
(2)  Since inception on January 31, 1991.
(3)  Includes  all U.S.  Government  bond,  mortgage  bond and  term  trust  and investment  grade bond funds in Lipper's  closed-end  fund database at each point in time.
---------------------------------------------------------------------------------------

     There was also some good news on the dividend in 2004. In addition to the regular monthly dividend in December, the Fund made a one-time extra distribution of $0.065 per share, paid December 31st to holders of record on December 24, 2004. We have more to say about the dividend in the Question and Answer section.

     For investors in fixed income securities, the past year has turned out to be one of the more perplexing periods in recent memory. Signs of a pick-up in domestic economic activity were tempered by high oil (and other commodity) prices, the declining value of the U.S. dollar, and the U.S. "twin deficits" (of the government budget and the trade balance). After 31/2 years of lowering short-term interest rates, the Federal Reserve reversed course in June and began raising them. By the end of 2004, the Federal Funds rate (the rate controlled by the Federal Reserve to set the level of short-term interest rates) stood at 2.25%, up from the low of 1.00%. Despite the rise in short-term rates, long-term rates actually fell by about 25 basis points in 2004, finishing the year at 4.82%. This marks the first time in more than 30 years that long-tem interest rates fell in the early stages of Fed tightening.

     By increasing the Fed Funds rate, the Fed hopes to prevent the economy from expanding too quickly, which in turn could result in an undesirable increase in the rate of inflation. At the same time, the Fed does not want to raise rates too quickly and derail the economy, which in turn would have negative consequences for corporate credit quality. Because credit quality and inflation represent the biggest risks to the prices of the long-term fixed income securities held in the Fund's portfolio, its performance is strongly impacted by Fed policy.

     Although the interest rate environment proved challenging for our hedging strategy, the markets for preferred securities and corporate bonds continue to have a favorable tone. We have observed steady improvement in the financial condition of most U.S. corporations for some time now. As an issuer's quality improves, the prices for its debt and preferred securities typically outperform the prices of other benchmark securities, such as U.S. Treasury Bonds. We expect credit quality will continue to improve in 2005, although we are cautious on the outlook for corporate yields, which already reflect much of the balance sheet improvement that companies have achieved.

     The composition of the investment portfolio has not changed much during the past year. The list of top ten holdings (by issuer) looks pretty similar to last November. The Fund does have a meaningful exposure to the insurance industry (9% as of November 30th). These positions are well diversified, but the entire industry has been under careful scrutiny since late October when the New York State Attorney General's office announced it was investigating the practices of certain companies. The prices of most debt and preferred securities issued by insurance companies took a beating when the announcement was made, although they have since recovered a portion of the decline.

     We encourage you to read the following Question and Answer section. We go into greater detail on several topics mentioned above. In addition, please take advantage of the Fund's website, WWW.PREFERREDINCOME.COM. It contains a wide range of useful and up-to-date information about the Fund.

     Sincerely,

     /S/ DONALD F. CRUMRINE                         /S/ ROBERT M. ETTINGER
     Donald F. Crumrine                             Robert M. Ettinger
     Chairman of the Board                          President

     January 21, 2005

                              QUESTIONS & ANSWERS

WHERE DID THE FUND GET THE MONEY TO PAY AN EXTRA DIVIDEND IN DECEMBER?

     We try to set a monthly dividend rate that results in all of the Fund's net investment income getting fully distributed. To quote our former Chairman Bob Flaherty, "We simply ran out of YEAR before we ran out of INCOME." The low cost of the Fund's leverage during the first half of the year enabled the Fund to accumulate some extra income. We didn't increase the dividend at the time because it seemed unlikely that short-term rates would remain so low. That extra income comprised most of the special distribution in December.

WHAT IS THE OUTLOOK FOR THE FUND'S DIVIDEND IN 2005?

     PFD is not immune to the factors which have led many income oriented funds to reduce their monthly dividends. If short-term interest rates continue to rise, the cost of the Fund's leverage will certainly go up, eating into the Fund's income available for dividends. If long-term interest rates go up, the Fund's hedges should make money that can be used to buy more income producing securities. And finally, changes in the difference between long and short-term rates will affect the cost of the Fund's hedging strategy. It is hard enough to predict just one of the factors, let alone all three!

WHY DOESN'T THE FUND LOCK-IN THE COST OF ITS LEVERAGE IF SHORT-TERM INTEREST RATES ARE HEADING UP?

     There are a variety of techniques the Fund could employ to lock-in a rate, but it is not possible to do so at rates as low as the Fund is currently paying. Each of these alternative strategies is ultimately a bet that the rate the Fund could lock-in for an extended period would end up being less than the average rate paid over successive shorter periods.

     For example, say the Fund's leverage currently costs 2% (at an annual rate) but is subject to change every seven weeks. Alternatively, the Fund could lock in its leverage cost at 3% for one year. Assuming that the cost of the leverage goes up steadily over the year, the rate would have to DOUBLE to more than 4% for the Fund to be better off locking-in the 3% rate at the beginning of the year. Thus, any attempt to lock-in is simply saying that we think short-term rates are going to rise faster and higher than the consensus of the market.

      When it comes to predicting interest rates, we don't think we have any competitive advantage over the market. Moreover because we hedge 100% of the assets in the portfolio, the Fund already has a substantial degree of protection against higher rates. Finally, there are additional costs entailed in locking-in. In short, we monitor these opportunities, but to date we don't believe it has made sense.

HOW DID THE PREFERRED SECURITIES IN THE FUND'S PORTFOLIO PERFORM?

     The Fund's holdings of preferred securities have continued to produce very respectable returns. One technique for measuring the performance is to look at the total return on the investment portfolio before the impact of expenses, leverage and hedging. In fiscal 2004, this number was just under 8.5% for PFD. For comparison, an investor in the 30 year U.S. Treasury Bond would have earned roughly 6.8% for the same period. Recall that total return is comprised of income and principal change. In 2004, each of these components contributed about the same amount to the performance differential. PFD is all about income, so anytime principal change goes our way, it's icing on the cake!

     As we mentioned earlier, the costs of the Fund's hedges offset some of this return, but it's important to remember a basic principle of the Fund: IT IS BETTER TO HAVE THE HEDGE "INSURANCE" AND NOT NEED IT THAN TO NEED THE HEDGE "INSURANCE" AND NOT HAVE IT.

     For long-time followers of the Fund's portfolio, this report is a bit of a watershed. After the market closed this past November 30th, JP Morgan Chase announced its intent to retire three series of adjustable rate preferred stock ("ARPS"). As some may remember, the Fund got its start investing primarily in ARPS. In fact, the unusual features of these securities helped us shape the Fund's income objective. The ARPS universe has shrunk dramatically over the years as new and different types of preferreds have been developed.

     When JP Morgan announced the call of ARPS, it was a mixed blessing for the Fund. One of the issues called was the largest holding in the Fund (5.7%). The call price was roughly a 10% premium to the closing market price, so there was an immediate boost to the Fund's NAV. However, finding suitable replacements will take some time. We typically try to avoid exposing the Fund to this type of re-investment risk by owning securities that offer call protection--either because the issuer can't call them for some period of time, or because the security is trading well below the call price. In the case of the JP Morgan ARPS, despite the premium of the call price over the market price, the company still found it prudent to call the issue.

WHAT PORTION OF THE 2004 DISTRIBUTIONS WILL BE QUALIFIED DIVIDEND INCOME?

     For individual investors in PFD, 78.15% of the distribution made by the Fund in CALENDAR YEAR 2004 was qualified dividend income (QDI). For corporate investors, 77.92% was eligible for the inter-corporate dividends received deduction (DRD). It is important to remember the composition of the portfolio and the income distributions are likely to change from one year to the next. Shareholders should not assume that the QDI or DRD portions of next year's distributions will be the same (or even similar) to this year's.

HAS THE FUND MADE ANY CHANGES TO ITS INVESTMENT POLICIES?

     The Fund regularly updates investment policies to reflect changes in the market. For example, the Board approved a higher limit on securities of foreign issuers in April 2004 in response to sizable issuance - at attractive yields - by those issuers. Similarly, in the Semiannual Report to Shareholders, we indicated that the Fund was considering the ability to purchase credit protection through the use of credit derivatives. In July, that investment policy change was approved by the Board, although to date the Fund has not purchased credit derivatives.

     Recently, the Board expanded the Fund's investment policies to allow it to make use of a wider range of derivative instruments. The new policies give the investment adviser additional tools to manage the Fund's interest rate hedges and credit exposure. For readers interested in a more detailed discussion, we have outlined the specific changes below and summarized the benefits and risks of these strategies to the Fund.

     While these investment policy changes are extensive, none of them represent a wholesale shift in the way the Fund intends to manage the portfolio. Moreover, the fact that the policies are in place does not necessarily mean we will use them right away; we simply want to be prepared to take advantage of opportunities as they present themselves now or in the future. Viewed in that light, the changes are a natural evolution of the Fund's investment policies in response to a changing marketplace.

WHAT ARE THE BENEFITS OF PARTICIPATING IN THE FUND'S DIVIDEND REINVESTMENT PLAN?

     We all know the fable of the tortoise and the hare. The tortoise won simply because he was persistent. For investors who are similarly inclined toward a steady, reliable approach to building wealth, the Fund offers the Dividend Reinvestment and Cash Purchase Plan, unglamorously nicknamed the "DRIP".

Why invest in the DRIP?

     o  Disciplined monthly investing in both good and bad markets

     o  When shares trade below the NAV, the Fund purchases shares in the market

     o When shares trade above the NAV, shares are issued at the higher of NAV or 95% of the current market price



     To obtain information on the DRIP, contact your brokerage firm and ask if they are set up to participate. For investors who hold their shares in certificate form, contact the DRIP's agent, PFPC Inc., at 1-800-331-1710.

                         INVESTMENT POLICY MODIFICATIONS

                          SUMMARY OF RISKS AND BENEFITS

     The Board approved the use of interest rate swaps, swap futures and Eurodollar futures contracts for interest rate hedging purposes. The new policy will allow the Fund to further diversify potential hedging instruments beyond Treasury-based contracts, potentially improving hedge performance or lowering cost.

     The Board also approved the sale of credit derivatives as an alternative to buying a corporate security, up to a limit of one-third of Fund assets. This will allow the Fund to pursue various "synthetic asset" strategies, whereby it can acquire exposure to particular credits and manage its interest rate exposure more efficiently than it could dealing only in cash securities. In essence, there may be times when we can sell credit protection via credit derivatives at wider spreads (or with better call protection) than where we can purchase a portfolio security, resulting in higher returns for shareholders. We will not use credit derivatives to LEVERAGE credit exposure, but rather as an ALTERNATIVE to buying a security of a particular issuer. The ability to buy and sell synthetic assets offers another way for active management of the Fund to add value to shareholders.

     Of course, using derivative securities entails risks. There are counterparty risks on over-the-counter derivatives and exchange-traded futures contracts. These risks are limited by proper documentation, collateralization, daily valuation, and the high credit standing of approved swap counterparties and the futures exchanges, but the Fund is exposed to valuation changes in a contract between the time the collateral or margin requirement arises and when it receives such collateral or margin payments. Second, there is basis risk between the derivative contracts and the Fund's investments. LIBOR-based hedges may or may not correlate with underlying portfolio assets as well as our current Treasury-based hedges, possibly resulting in poorer hedge performance. Credit derivatives may not perform in the same way as cash securities. In particular, the timing of payments on a credit default swap and the events that trigger those payments may be materially different than on a cash security, possibly requiring the Fund to liquidate assets at disadvantageous prices or leaving the Fund with additional interest rate risk. We intend to monitor and evaluate those risks on an ongoing basis, but shareholders should be aware that they exist.

     The Board approved rules to permit the Fund to buy or sell option spreads, which may allow the Fund to reduce the cost of hedging or add total return in periods of high implied volatility. The Fund has always had the ability to sell options, but the new policy clarifies the special situation of selling options when much or all of its risk is covered by a long position in another option. However, the sale of any option may limit the return on an asset (for example, in the case of a call spread) or reduce the protection from a hedge (for example, in the case of a put spread), possibly resulting in poorer performance.

     Finally, the Board authorized the Fund to engage in securities lending on up to 15% of total assets. Certain securities held in the portfolio may be lent profitably by the Fund. Proceeds from any securities loan will be invested in a fund managed according to SEC guidelines applicable to money market funds. Essentially, we would borrow money at a rate lower than where we would reinvest the proceeds. We would not take incremental interest rate risk, as both the borrowing and reinvestment would be short-term. There are risks to securities lending, however. There is counterparty risk on the securities lending side of the transaction. Although risk is limited since the loan is collateralized by cash, the Fund could suffer losses if the counterparty fails to return securities that have risen in value. There is also investment risk on the proceeds from the securities loans: These monies are invested in short-term investments, and if those investments lose value, the Fund will still owe the amount borrowed. We intend to mitigate this risk by investing proceeds from securities lending in a short-term fund managed according to SEC guidelines applicable to money market funds.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OVERVIEW (UNAUDITED)
NOVEMBER 30, 2004
------------------------------------------------------

FUND STATISTICS ON 11/30/04
------------------------------------------
Net Asset Value               $      15.49

Market Price                  $      17.42

Premium                              12.46%

Yield on Market Price                 6.54%

Common Shares
Outstanding                     10,269,304


MOODY'S RATINGS             % OF PORTFOLIO
------------------------------------------
Aaa                                   0.5%

Aa                                    6.0%

A                                    32.2%

Baa                                  39.6%

Ba                                   14.5%

Not Rated                             4.7%
------------------------------------------
Below Investment Grade*              13.8%

* BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
S&P.




INDUSTRY CATEGORIES                    % OF PORTFOLIO
-----------------------------------------------------

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Utilities ...........  43%
Banks ...............  29%
Financial Services ..  11%
Insurance ...........   9%
Oil and Gas .........   4%
Other ...............   3%
REITs ...............   1%

TOP 10 HOLDINGS BY ISSUER                     % OF
(PARENT COMPANY)                            PORTFOLIO
-----------------------------------------------------
J.P. Morgan Chase                             6.7%

Interstate Power                              5.3%

Lehman Brothers                               4.8%

Citigroup                                     4.7%

Duke Energy                                   3.8%

North Fork Bancorporation                     3.7%

Alabama Power                                 3.4%

ABN AMRO                                      3.3%

Zurich RegCaPS                                3.3%

SLM Corporation                               2.9%


                                                                                                     % OF PORTFOLIO**
---------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                               75%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)                          75%
---------------------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2004 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004
------------------------------------------------------


SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------

PREFERRED SECURITIES -- 93.2%
               BANKING -- 28.8%
---------------------------------------------------------------------------------------------------------------------
               ABN AMRO North America, Inc.:
       3,625     6.46% Pfd., 144A*** ............................................................. $      3,754,104*
       4,000     6.59% Pfd., 144A*** .............................................................        4,188,960*
         400   BancWest Capital I, 9.50% Pfd. 12/01/30 ...........................................           10,714(1)
$    750,000   Barnett Capital II, 7.95% 12/01/26 Capital Security ...............................          822,615
$  1,500,000   BT Preferred Capital Trust II, 7.875% 02/25/27 Capital Security ...................        1,639,357(1)
$    250,000   Chase Capital I, 7.67% 12/01/26 Capital Security ..................................          270,417
               Citigroup, Inc.:
     123,927     5.864% Pfd., Series M ...........................................................        6,377,283*
       9,876     6.213% Pfd., Series G ...........................................................          513,848*
      51,500     6.231% Pfd., Series H ...........................................................        2,699,372*
      31,850     6.365% Pfd., Series F ...........................................................        1,670,055*
               Cobank, ACB:
      50,000     7.00% Pfd., 144A*** .............................................................        2,672,750*
      75,000     Adj. Rate Pfd., 144A*** .........................................................        4,204,500*
$    500,000   Comerica (Imperial) Capital Trust I, 9.98% 12/31/26 Capital Security, Series B ....          596,437
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B ..............        2,510,123(1)
$  1,500,000   First Union Capital II, 7.95% 11/15/29 Capital Security ...........................        1,822,148
$    906,000   First Union Institutional Capital I, 8.04% 12/01/26 Capital Security ..............          990,403
$  1,820,000   First Union Institutional Capital II, 7.85% 01/01/27 Capital Security .............        1,994,538
$  7,820,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security .......................        8,944,594
      34,200   HSBC USA, Inc., $2.8575 Pfd. ......................................................        1,768,995*
               J.P. Morgan Chase & Co.:
      37,500     6.625% Pfd., Series H ...........................................................        2,044,688*
     147,775     Adj. Rate Pfd., Series A ........................................................       13,595,300*
$    270,000   Keycorp Institutional Capital B, 8.25% 12/15/26 Capital Security ..................          296,609
$    674,000   NB Capital Trust II, 7.83% 12/15/26 Capital Security ..............................          738,323
      16,500   Regions Financial Trust I, 8.00% Pfd. .............................................          438,653
$  2,635,000   Republic New York Capital II, 7.53% 12/04/26 Capital Security .....................        2,840,148(1)
$  1,200,000   Wachovia Capital Trust V, 7.965% 06/01/27 Capital Security, 144A*** ...............        1,321,452
       7,500   Wachovia Preferred Funding, 7.25% Pfd., Series A ..................................          211,013
-------------------------------------------------------------------------------------------------------------------
                                                                                                         68,937,399
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2004
                          ------------------------------------------------------


SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------

PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- 11.0%
---------------------------------------------------------------------------------------------------------------------
               The Bear Stearns Companies, Inc.:
      63,100     5.49% Pfd., Series G ............................................................ $      3,122,819*
      62,540     5.72% Pfd., Series F ............................................................        3,160,459*
               Freddie Mac:
       6,975     5.00% Pfd., Series F ............................................................          297,170*
      28,350     5.30% Pfd .......................................................................        1,280,286*
               Lehman Brothers Holdings, Inc.:
      68,280     5.67% Pfd., Series D ............................................................        3,283,244*
     154,475     5.94% Pfd., Series C ............................................................        7,716,799*
      15,000     6.50% Pfd., Series F ............................................................          395,775*
     123,805   SLM Corporation, 6.97% Pfd., Series A .............................................        7,017,886*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         26,274,438
                                                                                                   ----------------
               INSURANCE -- 8.2%
---------------------------------------------------------------------------------------------------------------------
$  2,000,000   AON Capital Trust A, 8.205% 01/01/27 Capital Security .............................        2,023,270
      21,000   Everest Re Capital Trust II, 6.20% Pfd., Series B .................................          500,535(1)
$  5,150,000   MMI Capital Trust I, 7.625% 12/15/27 Capital Security, Series B ...................        5,647,593
          18   Premium Assets, Series A, Zurich RegCaPS Variable Inverse Pfd., Pvt. ..............        1,900,372*
$  4,000,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security .....................        3,396,880
       7,000   St. Paul Capital Trust I, 7.60% Pfd. ..............................................          184,030
               Zurich RegCaPS Funding Trust:
       2,850     6.01% Pfd., 144A*** .............................................................        2,895,443*
       2,950     6.58% Pfd., 144A*** .............................................................        3,046,598*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         19,594,721
                                                                                                   ----------------
               UTILITIES -- 38.5%
---------------------------------------------------------------------------------------------------------------------
               Alabama Power Company:
         300     4.52% Pfd. ......................................................................           26,289*
       5,734     4.72% Pfd. ......................................................................          524,690*
      34,100     5.20% Pfd. ......................................................................          823,515*
     275,000     5.30% Pfd. ......................................................................        6,712,750*
      10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 .........................        1,044,750*
      10,100   Boston Edison Company, 4.78% Pfd. .................................................          946,420*
               Central Hudson Gas & Electric Corporation:
       5,000     4.35% Pfd., Series D, Pvt. ......................................................          401,100*
         900     4.96% Pfd., Series E, Pvt. ......................................................           79,466*


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
------------------------------------------------------


SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------

PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      10,000   Central Illinois Light Company, 4.64% Pfd. ........................................ $        900,300*
      11,000   Central Illinois Public Service Corporation, 4.90% Pfd. ...........................        1,045,110*
      22,239   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt. .........        2,313,523*
               Connecticut Light & Power Company:
       2,024     4.50% Pfd., Pvt. ................................................................           79,958*
       9,300     5.28% Pfd. ......................................................................          435,194*
       1,905     6.56% Pfd., Series 1968 .........................................................           98,660*
      15,778     $3.24 Pfd. ......................................................................          802,390*
       2,100   Consolidated Edison Company of New York, 4.65% Pfd., Series C .....................          186,942*
       2,886   Dayton Power and Light Company, 3.90% Pfd., Series C ..............................          197,503*
               Duke Energy Corporation:
       4,556     4.50% Pfd., Series C, Pvt. ......................................................          381,542*
      26,851     6.75%, Sinking Fund Pfd., Series X ..............................................        2,775,856*
         519     7.04% Pfd., Series Y ............................................................           53,582*
      30,762     7.85% Pfd., Series S ............................................................        3,189,558*
               Duquesne Light Company:
       7,675     4.10% Pfd. ......................................................................          267,359*
       6,330     4.15% Pfd. ......................................................................          223,196*
         910     4.20% Pfd. ......................................................................           32,473*
      25,775     6.50% Pfd. ......................................................................        1,350,739*
       5,490     $2.10 Pfd., Series A ............................................................          195,911*
       5,000   Energy East Capital Trust I, 8.25% Pfd. ...........................................          133,475
               Entergy Arkansas, Inc.:
       5,407     7.32% Pfd. ......................................................................          564,680*
      11,350     7.40% Pfd. ......................................................................        1,181,365*
       5,030     7.80% Pfd. ......................................................................          526,314*
       3,822     7.88% Pfd. ......................................................................          399,036*
      30,266     $1.96 Pfd. ......................................................................          757,407*
       4,555   Entergy Gulf States, Inc., 7.56% Pfd. .............................................          463,950*
               Entergy Louisiana, Inc.:
         260     7.84% Pfd. ......................................................................           27,197*
     106,138     8.00% Pfd., Series 92 ...........................................................        2,677,862*
       8,600   Entergy Mississippi, Inc., 7.44% Pfd. .............................................          891,519*
      10,800   Enterprise Capital Trust I, 7.44% Pfd., Series A ..................................          273,510
               Florida Power Company:
      17,769     4.58% Pfd. ......................................................................        1,517,295*
       5,157     4.60% Pfd. ......................................................................          440,176*
      18,535     4.75% Pfd. ......................................................................        1,633,675*


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2004
                          ------------------------------------------------------

SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------

PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
         170   Florida Power & Light Company, 4.50% Pfd., Series A, Pvt. ......................... $         15,011*
      50,000   Georgia Power Capital Trust  V, 7.125% Pfd. .......................................        1,347,000
       2,010   Great Plains Energy, Inc., 4.50% Pfd. .............................................          154,840*
$  3,500,000   Houston Light & Power, Capital Trust II, 8.257%, 02/01/37 Capital Security ........        3,745,560
       8,000   Indiana Michigan Power Company, 6.875% Sinking Fund Pfd. ..........................          810,440*
      32,650   Indianapolis Power & Light Company, 5.65% Pfd. ....................................        2,959,559*
     384,000   Interstate Power & Light Company, 8.375% Pfd., Series B ...........................       12,543,360*
      14,250   Narragansett Electric Company, 4.64% Pfd. .........................................          620,516*
               Northern Indiana Public Service Company:
       3,905     7.44% Pfd. ......................................................................          399,364*
       7,465     Adj. Rate Pfd., Series A ........................................................          379,222*
       6,170   Ohio Edison Company, 4.44% Pfd. ...................................................          472,961*
       1,724   Ohio Power Company, 5.90% Sinking Fund Pfd. .......................................          172,391*
               Pacific Enterprises:
      27,430     $4.50 Pfd. ......................................................................        2,259,683*
      10,000     $4.75 Pfd., Series 53 ...........................................................          869,600*
               PacifiCorp:
         401     5.40% Pfd. ......................................................................           39,869*
       1,225     $4.56 Pfd. ......................................................................          102,851*
      14,542     $4.72 Pfd. ......................................................................        1,263,845*
      14,388     $7.48 Sinking Fund Pfd. .........................................................        1,492,539*
       5,000   PECO Energy Company, $4.40 Pfd., Series C .........................................          413,875*
         790   Pennsylvania Power Company, 7.75% Pfd. ............................................           80,228*
      11,194   Portland General Electric, 7.75% Sinking Fund Pfd. ................................        1,149,288*
       5,000   PPL Electric Utilities Corporation, 6.75% Pfd. ....................................          522,925*
      10,000   Public Service Company of New Mexico, 4.58% Pfd., Series 1965 .....................          750,650*
      29,050   REI Trust I, 7.20% Pfd., Series C .................................................          740,775
               San Diego Gas & Electric Company:
       1,200     4.40% Pfd. ......................................................................           20,154*
         700     4.50% Pfd. ......................................................................           12,019*
      67,000     $1.70 Pfd. ......................................................................        1,746,690*
      21,250     $1.7625 Sinking Fund Pfd. .......................................................          542,406*
     125,000   Savannah Electric & Power Company, 6.00% Pfd. .....................................        3,278,125*
               South Carolina Electric & Gas Company:
      25,373     5.125% Purchase Fund Pfd., Pvt. .................................................        1,306,202*
       6,703     6.00% Purchase Fund Pfd., Pvt. ..................................................          341,786*
      60,000   Southern Union Company, 7.55% Pfd. ................................................        1,627,200*


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
------------------------------------------------------


SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------

PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 Capital Security .......................... $        824,284
               TXU US Holdings Company:
      10,000     $4.00 Pfd., Series TES ..........................................................          712,100*
       5,700     $4.00 Pfd., Series TPL ..........................................................          405,897*
       1,000     $4.84 Pfd. ......................................................................           86,165*
               Union Electric Company:
      14,150     4.56% Pfd. ......................................................................        1,244,776*
       4,000     $7.64 Pfd. ......................................................................          417,720*
      12,500   Virginia Electric & Power Company, $7.05 Pfd. .....................................        1,289,938*
               Wisconsin Power & Light Company:
       1,220     4.50% Pfd. ......................................................................          107,397*
         333     4.80% Pfd. ......................................................................           30,966*
      13,000     6.20% Pfd. ......................................................................        1,334,710*
               Xcel Energy, Inc.:
      16,030     $4.08 Pfd., Series B ............................................................        1,160,652*
      26,200     $4.10 Pfd., Series C ............................................................        1,906,312*
      22,000     $4.11 Pfd., Series D ............................................................        1,604,570*
      17,750     $4.16 Pfd., Series E ............................................................        1,310,394*
      10,000     $4.56 Pfd., Series G ............................................................          809,200*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         92,002,252
                                                                                                   ----------------
               OIL AND GAS -- 4.2%
---------------------------------------------------------------------------------------------------------------------
      17,200   Anadarko Petroleum Corporation, 5.46% Pfd. ........................................        1,730,578*
       7,000   Apache Corporation, 5.68% Pfd., Series B ..........................................          716,415*
       5,985   EOG Resources, Inc., 7.195% Pfd., Series B ........................................        6,480,019*
      10,000   Lasmo America Limited, 8.15% Pfd., 144A*** ........................................        1,124,750*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         10,051,762
                                                                                                   ----------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 0.9%
---------------------------------------------------------------------------------------------------------------------
      40,000   Realty Income Corporation, 7.375%, Pfd., REIT, Series D ...........................        1,058,200
      40,000   Regency Centers Corporation, 7.25% Pfd., REIT .....................................        1,029,400
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,087,600
                                                                                                   ----------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2004
                          ------------------------------------------------------


SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------

PREFERRED SECURITIES -- (CONTINUED)
               MISCELLANEOUS INDUSTRIES -- 1.6%
-------------------------------------------------------------------------------------------------------------------
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B ......................... $      1,198,704*
      36,200   Farmland Industries, Inc., 8.00% Pfd., 144A*** ....................................           18,100*+
      33,250   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A*** ................................        2,645,869*
      26,000   Touch America Holdings, $6.875 Pfd. ...............................................               --*+
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,862,673
                                                                                                   ----------------
                 TOTAL PREFERRED SECURITIES
                 (Cost $204,027,120) .............................................................      222,810,845
                                                                                                   ----------------
CORPORATE DEBT SECURITY -- 0.5%
               UTILITIES -- 0.5%
---------------------------------------------------------------------------------------------------------------------
      45,000   Northern States Power Company, 8.00% ..............................................        1,238,400
---------------------------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE DEBT SECURITY
                 (Cost $1,107,375) ...............................................................        1,238,400
                                                                                                   ----------------
COMMON STOCK AND CONVERTIBLE SECURITIES -- 4.5%
               INSURANCE -- 0.7%
---------------------------------------------------------------------------------------------------------------------
      50,000   UnumProvident Corporation, 8.25% Mandatory Convertible, 05/16/06 ..................        1,607,000
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,607,000
                                                                                                   ----------------
               UTILITIES -- 3.8%
---------------------------------------------------------------------------------------------------------------------
     107,500   Duke Energy Corporation ...........................................................        2,727,812*
     109,500   FPL Group, Inc., 8.50% Mandatory Convertible, Series A, 02/16/05 ..................        6,349,358
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,077,170
                                                                                                   ----------------
                 TOTAL COMMON STOCK AND CONVERTIBLE SECURITIES
                 (Cost $10,319,386) ..............................................................       10,684,170
                                                                                                   ----------------
OPTION CONTRACTS -- 0.8%
       1,450   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/19/05 ..........        1,992,969+
-------------------------------------------------------------------------------------------------------------------
                 TOTAL OPTION CONTRACTS
                 (Cost $1,317,283) ...............................................................        1,992,969
                                                                                                   ----------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
------------------------------------------------------


SHARES/$ PAR                                                                                             VALUE
------------                                                                                            -------
MONEY MARKET FUND -- 0.5%
   1,107,043   BlackRock Provident Institutional, TempFund                                         $      1,107,043
-------------------------------------------------------------------------------------------------------------------
                 TOTAL MONEY MARKET FUND
                 (Cost $1,107,043) ...............................................................        1,107,043
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $217,878,207**) ...........................................       99.5%        237,833,427
 OTHER ASSETS AND LIABILITIES (Net) ................................................        0.5%          1,267,575
                                                                                      ---------    ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK ..........................      100.0%++ $    239,101,002
                                                                                      ---------    ----------------
 MONEY MARKET CUMULATIVE PREFERRED STOCK(TM)(MMP(R)) REDEMPTION VALUE ............................      (80,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ...................................................... $    159,101,002
                                                                                                   ================

-----------------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**  Aggregate cost of securities held.
*** Securities exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may by resold in transactions exempt from registration to qualified institutional buyers.
(1) Foreign Issuer.
+   Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

          ABBREVIATIONS:
REIT   -- Real Estate Investment Trust
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities
          Capital Securities are treated as debt instruments for financial statement purposes and the amounts shown in the Shares/$ Par column are dollar amounts of par value.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2004
                          ------------------------------------------------------


ASSETS:
   Investments, at value (Cost $217,878,207)
      (See accompanying Portfolio of Investments) .................                     $237,833,427
   Dividends and interest receivable ..............................                        1,998,376
   Prepaid expenses ...............................................                           86,617
                                                                                        ------------
           Total Assets ...........................................                      239,918,420

LIABILITIES:
   Payable for Investments purchased ..............................     $  271,028
   Dividends payable to Common Shareholders .......................        144,168
   Investment advisory fee payable ................................        108,959
   Administration, Transfer Agent and Custodian fees and
     expenses payable .............................................         33,586
   Professional fees payable ......................................         56,662
   Directors' fees payable ........................................          1,532
   Accrued expenses and other payables ............................         39,908
   Accumulated undeclared distributions to Money Market Cumulative
     Preferred(TM) Stock Shareholders .............................        161,575
                                                                        ----------
           Total Liabilities ......................................                          817,418
                                                                                        ------------
MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (800 SHARES OUTSTANDING)
   REDEMPTION VALUE ...............................................                       80,000,000
                                                                                        ------------
NET ASSETS AVAILABLE TO COMMON STOCK ..............................                     $159,101,002
                                                                                        ============

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Undistributed net investment income ............................                     $  1,323,474
   Accumulated net realized loss on investments sold ..............                      (10,073,930)
   Unrealized appreciation of investments .........................                       19,955,220
   Par value of Common Stock ......................................                          102,693
   Paid-in capital in excess of par value of Common Stock .........                      147,793,545
                                                                                        ------------
           Total Net Assets Available to Common Stock .............                     $159,101,002
                                                                                        ============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (10,269,304 shares outstanding) .................                     $      15.49
                                                                                        ============


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004
------------------------------------------------------



INVESTMENT INCOME:
     Dividends++ ........................................................                    $12,131,104
     Interest ...........................................................                      2,938,613
                                                                                             -----------
          Total Investment Income .......................................                     15,069,717

EXPENSES:
     Investment advisory fee ............................................   $1,333,030
     Administrator's fee ................................................      222,268
     Money Market Cumulative Preferred(TM)Stock broker commissions
        and auction agent fees ..........................................      215,846
     Professional fees ..................................................      125,431
     Insurance expense ..................................................      177,674
     Shareholder servicing agent fees and expenses ......................       79,185
     Directors' fees and expenses .......................................       78,194
     Custodian fees and expenses ........................................       27,484
     Chief Compliance Officer fees and expenses .........................       15,477
     Other ..............................................................      107,622
                                                                            ----------
          Total Expenses ................................................                      2,382,211
                                                                                             -----------

NET INVESTMENT INCOME ...................................................                     12,687,506
                                                                                             -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments sold during the year ..............                     (2,229,089)
     Change in unrealized depreciation of investments during the year ...                     (1,053,489)
                                                                                             -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .........................                     (3,282,578)
                                                                                             -----------

DISTRIBUTIONS TO MONEY MARKET CUMULATIVE PREFERRED(TM)
   STOCK SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions) .......................................                     (1,159,026)
                                                                                             -----------

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
   FROM OPERATIONS ......................................................                    $ 8,245,902
                                                                                             ===========

-------------------------
 ++ For Federal income tax purposes, a significant portion of this amount does not qualify for the Inter-corporate dividends received deduction ("DRD") or as Qualified Dividend Income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                ----------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                                NOVEMBER 30, 2004  NOVEMBER 30, 2003
                                                                                -----------------  -----------------
OPERATIONS:
     Net investment income .....................................................   $ 12,687,506      $ 13,047,887
     Net realized (loss)/gain on investments sold during the year ..............     (2,229,089)        3,098,132
     Change in net unrealized (depreciation)/appreciation of
        investments held during the year .......................................     (1,053,489)       19,645,164
     Distributions to Money Market Cumulative  Preferred(TM)  Stock Shareholders
        from net investment income, including changes in
        accumulated undeclared distributions ...................................     (1,159,026)       (1,055,700)
                                                                                   ------------      ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................      8,245,902        34,735,483

DISTRIBUTIONS:
     Dividends paid from net investment income to Common
        Stock Shareholders(1) ..................................................    (12,055,522)      (12,392,105)
                                                                                   ------------      ------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..........................    (12,055,522)      (12,392,105)

FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions ...................................      1,986,451         1,830,875
     Decrease due to Money Market Cumulative Preferred(TM) Stock
        transactions (see Note 6) ..............................................             --            (6,318)
                                                                                   ------------      ------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
        FROM FUND SHARE TRANSACTIONS ...........................................      1,986,451         1,824,557

NET (DECREASE)/INCREASE IN NET ASSETS AVAILABLE TO
                                                                                   ------------      ------------
    COMMON STOCK FOR THE YEAR ..................................................   $ (1,823,169)     $ 24,167,935
                                                                                   ============      ============

--------------------------------------------------------------------------------------------------  --------------
NET ASSETS AVAILABLE TO COMMON STOCK:

     Beginning of year .........................................................   $160,924,171      $136,756,236
     Net (decrease)/increase during the year ...................................     (1,823,169)       24,167,935
                                                                                   ------------      ------------

     End of year (including undistributed net investment income of
        $1,323,474 and $660,652, respectively) .................................   $159,101,002      $160,924,171
                                                                                   ============      ============

----------------------------
(1) Includes income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                            YEAR ENDED NOVEMBER 30,
                                                                            ------------------------------------------------------
                                                                              2004        2003        2002       2001       2000
                                                                            --------    --------    --------   --------   --------
OPERATING PERFORMANCE:
Net asset value, beginning of period ....................................   $  15.85    $  13.63    $  14.62   $  13.41   $  14.41
                                                                            --------    --------    --------   --------   --------

INVESTMENT OPERATIONS:
Net investment income ...................................................       1.24        1.28        1.29       1.23       1.32
Net realized and unrealized (loss)/gain on investments ..................      (0.31)       2.27       (1.01)      1.19      (0.56)
DISTRIBUTIONS TO MMP(R)* SHAREHOLDERS:
From net investment income ..............................................      (0.11)      (0.10)      (0.12)     (0.23)     (0.29)
From net realized capital gains .........................................         --          --          --         --      (0.01)
                                                                            --------    --------    --------   --------   --------
Total from investment operations ........................................       0.82        3.45        0.16       2.19       0.46
                                                                            --------    --------    --------   --------   --------
Cost of Issuance of Additional MMP(R)* (Note 6) .........................         --          --       (0.05)        --         --
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income ..............................................      (1.18)      (1.23)      (1.10)     (0.98)     (1.04)
From net realized capital gains .........................................         --          --          --         --      (0.42)
                                                                            --------    --------    --------   --------   --------
Total distributions to Common Shareholders ..............................      (1.18)      (1.23)      (1.10)     (0.98)     (1.46)
                                                                            --------    --------    --------   --------   --------
Net asset value, end of period ..........................................   $  15.49    $  15.85    $  13.63   $  14.62   $  13.41
                                                                            ========    ========    ========   ========   ========
Market value, end of period .............................................   $  17.42    $  17.65    $  15.00   $  14.47   $  12.13
                                                                            ========    ========    ========   ========   ========
Total investment return based on net asset value** ......................      4.73%      25.87%       0.58%     17.01%      4.55%
                                                                            ========    ========    ========   ========   ========
Total investment return based on market value ** ........................      5.76%      27.35%      11.84%     28.02%      6.88%
                                                                            ========    ========    ========   ========   ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's) .........................   $159,101    $160,924    $136,756   $144,650   $131,892
     Operating expenses .................................................       1.48%       1.51%       1.48%      1.42%      1.41%
     Net Investment Income + ............................................       7.14%       7.84%       8.32%      7.21%      7.58%

-------------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate ............................................         27%         28%         30%        39%        66%
     Total net assets available to Common and Preferred Stock,
       end of period (in 000's) .........................................   $239,101    $240,992    $216,974   $202,412   $189,983
     Ratio of operating expenses to total average net assets available to
       Common and Preferred Stock .......................................       0.99%       0.99%       0.99%      1.00%      0.98%

----------------------------
  *  Money Market Cumulative Preferred(TM) Stock.
 ** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
  + The net investment income ratios reflect income net of operating expenses and payments to MMP(R)* Shareholders.
 ++  Information presented under heading Supplemental Data includes MMP(R)*.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK
                          ------------------------------------------------------

                                       TOTAL                                DIVIDEND
                                     DIVIDENDS  NET ASSET      NYSE       REINVESTMENT
                                       PAID       VALUE    CLOSING PRICE    PRICE (1)
                                     ---------  ---------  -------------  ------------
December 31, 2003 - EXTRA .........   $0.0400     $15.90      $18.40         $17.48
December 31, 2003 .................    0.0950      15.90       18.40          17.48
January 31, 2004 ..................    0.0950      16.23       18.35          17.43
February 29, 2004 .................    0.0950      16.37       18.97          18.02
March 31, 2004 ....................    0.0950      16.36       19.62          18.64
April 30, 2004 ....................    0.0950      15.94       16.11          15.94
May 31, 2004 ......................    0.0950      15.45       17.62          16.74
June 30, 2004 .....................    0.0950      15.29       17.03          16.18
July 31, 2004 .....................    0.0950      15.28       16.78          15.94
August 31, 2004 ...................    0.0950      15.56       17.90          17.01
September 30, 2004 ................    0.0950      15.72       17.96          17.06
October 31, 2004 ..................    0.0950      15.74       18.30          17.39
November 30, 2004 .................    0.0950      15.49       17.42          16.55
December 31, 2004 - EXTRA .........    0.0650      15.89       18.25          17.34
December 31, 2004 .................    0.0950      15.89       18.25          17.34

-------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------
      The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                                          INVOLUNTARY           AVERAGE
                                            ASSET         LIQUIDATING           MARKET
                       TOTAL SHARES       COVERAGE        PREFERENCE             VALUE
           DATE       OUTSTANDING (1)   PER SHARE (2)    PER SHARE (3)    PER SHARE (1) & (3)
        ----------    ---------------   -------------    -------------    -------------------
         11/30/04          800            $299,078         $100,000            $100,000
         11/30/03          800             301,240          100,000             100,000
         11/30/02          800             271,218          100,000             100,000
         11/30/01          575             352,021          100,000             100,000
         11/30/00          575             330,404          100,000             100,000
         11/30/99          575             347,588          100,000             100,000
         11/30/98          575             381,562          100,000             100,000

--------------
(1)  See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the MMP(R)) from the Fund's total assets and dividing that amounT by the number of MMP(R) shares outstanding.
(3)  Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
                          ------------------------------------------------------

1.   ORGANIZATION

     Flaherty & Crumrine Preferred Income Fund Incorporated (the "Fund"), was incorporated as a Maryland corporation on September 28, 1990, and commenced operations on January 31, 1991 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, and (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock (MMP(R)).

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------

also amortizes premiums and accretes discounts on those fixed income securities, including capital securities and bonds, which trade and are quoted on an "accrued income" basis.

     OPTIONS: Upon the purchase of an option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the preceding portfolio valuation paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). The Shareholders of MMP(R) are entitled to receive cumulative cash dividends as declared by the Fund's Board oF Directors. Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund's qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

are included as ordinary income for tax purposes, and may exclude amortization of premium on "accrued income" securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to MMP(R) shareholders, during 2004 and 2003 was as follows:

                      DISTRIBUTIONS PAID IN FISCAL YEAR 2004         DISTRIBUTIONS PAID IN FISCAL YEAR 2003
                      --------------------------------------         --------------------------------------

                    ORDINARY INCOME    LONG-TERM CAPITAL GAINS     ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                    ---------------    -----------------------     ---------------    -----------------------
Common                 $12,055,522                $--                $12,392,105                 $--
Preferred               $1,159,026                $--                $ 1,055,700                 $--

     As of November 30, 2004, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis were as follows:

                                 UNDISTRIBUTED     UNDISTRIBUTED          NET UNREALIZED
  CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
  ---------------------------   ---------------   --------------   ---------------------------
         $(8,723,351)             $1,728,652            $--                $18,604,640

     At November 30, 2004, the composition of the Fund's $8,723,351 accumulated realized capital losses was $4,444,626, $513,821, $755,160 and $3,009,744 in
2000, 2001, 2002 and 2004, respectively. These losses may be carried forward and offset against any future capital gains through 2008, 2009, 2010 and 2012, respectively.

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to payment of an estimated $40,000 of Federal excise taxes attributable to calendar year 2004. During the fiscal year ending November 30, 2004, the Fund paid $21,162 of Federal excise taxes attributable to calendar year 2003.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common and Preferred Stock and generally assists in all aspects of the Fund's

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------

administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.01% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, 0.005% of the next $500 million of the Fund's average weekly net assets attributable to Common Stock and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $1 billion, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, and accumulated dividends, if any, on Preferred Stock. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     On July 23, 2004, the Board of Directors designated Peter C. Stimes as Chief Compliance Officer ("CCO") of the Fund. The Fund currently pays Mr. Stimes, in his capacity as CCO, $37,500 per annum plus out-of-pocket expenses incurred in connection with his role as CCO.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended  November 30, 2004,  the cost of purchases  and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$63,194,479 and $66,996,002, respectively.

     At November 30, 2004, the aggregate cost of securities for federal income tax purposes was $219,228,787, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $23,711,068 and aggregate gross unrealized depreciation for all securities in

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

which there is an excess of tax cost over value was $5,106,428.

5.   COMMON STOCK

     At November 30, 2004, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock Transactions were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                        11/30/04                   11/30/03
                                                                   -------------------        -------------------
                                                                   SHARES       AMOUNT        SHARES       AMOUNT
                                                                   ------       ------        ------       ------
Issued as reinvestment of dividends under the Dividend
   Reinvestment and Cash Purchase Plan .......................     116,588    $1,986,451      120,171    $1,830,875
                                                                   -------    ----------      -------    ----------

6.   MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R))

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The MMP(R) is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify botH the risks and opportunities to Common Stock Shareholders. Dividends on shares of MMP(R) are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the MMP(R). If the Fund fails to meet these requirementS and does not correct such failure, the Fund may be required to redeem, in part or in full, MMP(R) at a redemption price of $100,000 peR share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet the asset coverage test requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the MMP(R), the Fund iS required to make additional distributions to MMP(R) Shareholders or to pay a higher dividend rate in amounts needed to provide A return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the MMP(R) is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell sucH shares at par value on each auction date. MMP(R) Shareholders may also trade shares in the secondary market between auction dates.

     On June 4, 2002, the Fund issued 225 shares of additional MMP(R) with an initial dividend rate equal to 2.04%. These newly issueD shares are identical to the previously outstanding 575 shares in all respects on and after their first auction date, which was June 5, 2002. Consequently, the Fund now has 800 shares of MMP(R) outstanding in one series, which represents a par value of $80 million.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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     The newly issued shares were underwritten by Lehman Brothers. The underwriter's discount of 1.25% of the $22.5 million face value totaled $281,250 and was immediately charged to common equity capital upon completion of the offering.

     Costs of the issue, including legal, printing, registration, rating fees, etc. of $219,027 were charged against common equity capital. The sum of underwriters discount and cost of the issue totaled $500,277.

     At November 30, 2004, 800 shares of MMP(R) were outstanding at the annual rate of 1.899%. The dividend rate, as set by the auctioN process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in traditional DRD-eligible preferred securities (i.e., adjustable and fixed rate preferred and preference stocks) and similar hybrid (i.e., fully taxable) preferred securities. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or judged to be comparable in quality, in either case, at the time of purchase; however, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

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                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          ------------------------------------------------------

     The Fund may invest up to 30% of its total assets in the securities, other than money market securities, of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars. The percentage limitation was instituted by the Fund's Board of Directors at its regular board meeting of April 23, 2004.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, interest rate swaps, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps, may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. As of November 30, 2004, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
   Flaherty & Crumrine Preferred Income Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Flaherty & Crumrine Preferred Income Fund Incorporated, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers. As to the securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine Preferred Income Fund Incorporated, as of November 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED]
KPMG LOGO

Boston, Massachusetts
January 21, 2005

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                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
                          ------------------------------------------------------

     For fiscal year 2004, the distributions attributable both to Common Stock and MMP(R) are characterized as follows for purposes oF Federal income taxes: for individual investors, 78.92% consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate while 21.08% consisted of ordinary income taxable at regular personal tax rates. For corporate investors, 78.69% consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD") while 21.31% consisted of ordinary income taxable at regular corporate rates.

     For calendar year 2004, the distributions to Common Stock are characterized as follows for purposes of Federal income taxes: for individual investors, 78.15% consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate while 21.85% consisted of ordinary income taxable at regular personal tax rates. For corporate investors, 77.92% consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD") while 22.08% consisted of ordinary income taxable at regular corporate rates.

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Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2004, no brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                          ------------------------------------------------------

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PFPC Inc. under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund filed its initial Form N-PX with the Securities and Exchange Commissions ("SEC") on August 18, 2004. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710, (ii) on the Fund's website at WWW.PREFERREDINCOME.COM and (iii) on the SEC's website at WWW.SEC.GOV.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the first of which was recently filed for the quarter ended August 31, 2004. The Fund's Form N-Q is available on the SEC website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stimes, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report beginning on page 33.

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Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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CERTIFICATIONS

     Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 20, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

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                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                          ------------------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
--------------           --------------  --------------       -------------    ---------------    -------------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY                Director    Class I Director   Retired                    4        Director, Jaclyn, Inc.
c/o HMK Associates                         since 1991                                          (luggage and
30 Columbia Turnpike                                                                           accessories). Director
Florham Park, NJ 07932                                                                         Emeritus, Smith Barney
Age: 83                                                                                        Mutual Funds (18 Funds).
                                                                                               Director, Flaherty &
                                                                                               Crumrine Preferred
                                                                                               Income Opportunity Fund,
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Preferred
                                                                                               Securities Income Fund
                                                                                               and Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

DAVID GALE                  Director    Class I Director   President & CEO of         4        Director, Golden State
Delta Dividend Group, Inc.                 since 1997      Delta Dividend                      Vintners, Inc. (wine
220 Montgomery Street                                      Group, Inc. (investments).          pressing). Director,
Suite 426                                                                                      Flaherty & Crumrine
San Francisco, CA 94104                                                                        Preferred Income
Age: 55                                                                                        Opportunity Fund,
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Preferred
                                                                                               Securities Income Fund
                                                                                               and Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

-------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2005 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - three year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

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Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
--------------           --------------  --------------       -------------    ---------------    -------------------
NON-INTERESTED
DIRECTORS:

MORGAN GUST+                Director   Class III Director  From March 2002,           4        Director, Flaherty &
Giant Industries, Inc.                     since 1991      President of Giant                  Crumrine Preferred
23733 N. Scottsdale Road                                   Industries, Inc. (petroleum         Income Opportunity
Scottsdale, AZ 85255                                       refining and marketing)             Fund, Flaherty
Age: 57                                                    and, for more than five             & Crumrine/Claymore
                                                           years prior thereto,                Preferred Securities
                                                           Executive Vice President,           Income Fund and
                                                           and various other Vice              Flaherty & Crumrine/
                                                           President positions at              Claymore Total Return
                                                           Giant Industries, Inc.              Fund.

ROBERT F. WULF              Director   Class II Director   Financial Consultant;      4        Director, Flaherty &
3560 Deerfield Drive South                 since 1991      Trustee, University of              Crumrine Preferred
Salem, OR 97302                                            Oregon Foundation;                  Income Opportunity
Age: 67                                                    Trustee, San Francisco              Fund, Flaherty
                                                           Theological Seminary.               & Crumrine/Claymore
                                                                                               Preferred Securities
                                                                                               Income Fund and
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

--------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2005 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - three year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Money Market Cumulative PreferredTM Stock.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                          ------------------------------------------------------

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
--------------           --------------  --------------       -------------    ---------------    -------------------
INTERESTED
DIRECTORS:

DONALD F. CRUMRINE+, ++    Director,   Class II Director   Chairman of the Board      4        Director, Flaherty
301 E. Colorado Boulevard   Chairman       since 1991      Director of Flaherty &              & Crumrine
Suite 720                 of the Board                     Crumrine Incorporated.              Preferred Income
Pasadena, CA 91101         and Chief                                                           Opportunity Fund,
Age: 57                Executive Officer                                                       Flaherty & Crumrine/
                                                                                               Claymore Preferred
                                                                                               Securities Income Fund
                                                                                               and Flaherty &
                                                                                               Crumrine/Claymore
                                                                                               Total Return Fund.

ROBERT M. ETTINGER++       Director,   Class III Director  President and Director of  2        Director, Flaherty &
301 E. Colorado Boulevard   President      since 2002      Flaherty & Crumrine                 Crumrine Preferred
Suite 720                                                  Incorporated.                       Income Opportunity
Pasadena, CA 91101                                                                             Fund.
Age: 46

--------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTORS - three year term expires at the Fund's 2005 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - three year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Money Market Cumulative PreferredTM Stock.
++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Crumrine and Ettinger are each considered an "interested person" because of their affiliation with Flaherty & Crumrine Incorporated which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
--------------           --------------  --------------       -------------    ---------------    -------------------
OFFICERS:

R. ERIC CHADWICK         Chief Financial     Since         Vice President of         --                 --
301 E. Colorado Boulevard Officer, Vice    October 2002    Flaherty & Crumrine
Suite 720                  President,                      Incorporated since
Pasadena, CA 91101        Treasurer and                    August 2001, and
Age: 29                     Secretary                      previously (since
                                                           January 1999)
                                                           portfolio manager
                                                           of Flaherty &
                                                           Crumrine Incorporated.

PETER C. STIMES         Chief Compliance   Since 1991      Vice President of         --                 --
301 E. Colorado Boulevard Officer, and                     Flaherty & Crumrine
Suite 720                Vice President                    Incorporated.
Pasadena, CA 91101
Age: 49

BRADFORD S. STONE        Vice President       Since        Since May 2003, Vice      --                 --
392 Springfield Avenue    and Assistant     July 2003      President of Flaherty &
Mezzanine Suite             Treasurer                      Crumrine Incorporated;
Summit, NJ 07901                                           from June 2001 to
Age: 45                                                    April 2003, Director of
                                                           U.S. Market Strategy
                                                           at Barclays Capital;
                                                           from February 1987 to
                                                           June 2001 Vice
                                                           President of Goldman,
                                                           Sachs & Company as
                                                           Director of U.S.
                                                           Interest Rate
                                                           Strategy and,
                                                           previously, Vice
                                                           President of Interest
                                                           Rate Product Sales.

LAURIE C. LODOLO            Assistant        Since         Since August 2004,        --                 --
301 E. Colorado Boulevard  Compliance       July 2004      Assistant Compliance
Suite 720              Officer, Assistant                  Officer of Flaherty &
Pasadena, CA 91101        Treasurer and                    Crumrine Incorporated;
Age: 41                Assistant Secretary                 since February 2004,
                                                           Secretary of Flaherty &
                                                           Crumrine Incorporated;
                                                           Account Administrator of
                                                           Flaherty & Crumrine
                                                           Incorporated.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert M. Ettinger, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President, Treasurer
     and Secretary
   Peter C. Stimes, CFA
     Chief Compliance
     Officer and Vice President
   Bradford S. Stone
     Vice President
   Laurie Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
CRUMRINE PREFERRED INCOME FUND?
   o If your shares are held in a brokerage Account, contact your broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                               [GRAPHIC OMITTED]
                                 LIGHTHOUSE ART

                              FLAHERTY & Crumrine
                             =====================
                             PREFERRED INCOME FUND

                                     ANNUAL
                                     REPORT

                               NOVEMBER 30, 2004

                       WEB SITE: WWW.PREFERREDINCOME.COM

ITEM 2. CODE OF ETHICS.
     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they both are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
        (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,500 for 2004 and $34,500 for 2003.

AUDIT-RELATED FEES

        (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2003.

TAX FEES

        (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,400 for 2004 and $6,000 for 2003.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $12,400 for 2004 and $11,200 for 2003.

     (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) 100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.


     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2003.

     (h) The  registrant's  audit  committee  of  the  board  of  directors  has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Martin Brody, David Gale, Morgan Gust, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                FLAHERTY & CRUMRINE INCORPORATED (THE "ADVISER")
             POLICIES AND PROCEDURES FOR VOTING PROXIES FOR CLIENTS

  (The definition of clients includes Flaherty & Crumrine Preferred Income Fund
               Incorporated, Flaherty & Crumrine Preferred Income
           Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore
                 Preferred Securities Income Fund Incorporated,
         and Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                          - collectively, the "Funds")


PURPOSE
         These Policies and Procedures are designed to satisfy the Adviser's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

         In connection with this objective, these Policies and Procedures are designed to deal with potential complexities which may arise in cases where the Adviser's interests conflict or appear to conflict with the interests of its clients.

         These Policies and Procedures are also designed to communicate with clients the methods and rationale whereby the Adviser exercises proxy authority.

         This document is available to any client or Fund shareholder upon request and the Adviser will make available to such clients and Fund shareholders the record of the Adviser's votes promptly upon request and to the extent required by Federal law and regulations.1


FUNDAMENTAL STANDARD
         The Adviser will be guided by the principle that, in those cases where it has discretion, it is bound to vote proxies and take such other corporate actions consistent with the interest of its clients with regard to the objective of wealth maximization.


GENERAL
         The Adviser has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where the Adviser may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., the Adviser will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

                                       1
--------
1 This will include Fund web site reporting of proxy votes on Form N-PX no later than 8/31/2004 for the twelve month period ended 6/30/2004.

         These Policies and Procedures apply only where the client has granted discretionary authority with respect to proxy voting of an issuer. Where the Adviser does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

         The Adviser may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, the Adviser will keep appropriate written records in its files or in reasonably accessible storage.

         Similarly, the Adviser will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to the Adviser in making a decision how to vote.

         For purposes of decision making, the Adviser will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where the Adviser may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where the Adviser has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where the Adviser has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

         The Adviser will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. The Adviser may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

         Absent good reason to the contrary, the Adviser will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

         With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, the Adviser will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

         In cases where the voting of proxies would not justify the time and costs involved, the Adviser may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in
connection  with  spin-offs  or  other  corporate   reorganizations.   From  the
perspective of the Adviser's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

         Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.


VOTING OF COMMON STOCK PROXIES
         The Adviser categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, the Adviser normally will vote in favor of management's recommendations on these routine matters.

         Non-routine matters might include, without limitation, such things as
(1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, the Adviser, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.


VOTING OF PREFERRED STOCK PROXIES
         Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

         In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, the Adviser will attempt, wherever possible, to quantify the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

         In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), the Adviser will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

         Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. The Adviser will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances where the common shares of an issuer are held by a holding company and where, because of that, the election outcome is not in doubt, the Adviser does not intend to vote such proxies since the time and costs would outweigh the benefits.


ACTUAL AND APPARENT CONFLICTS OF INTEREST
         Potential conflicts of interest between the Adviser and the Adviser's clients may arise when the Adviser's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of the Adviser's clients.

         The Adviser will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, the Adviser will communicate with the client (which shall mean the independent Directors or Director(s) they may so designate in the case of the Funds) in instances when a material conflict of interest may be apparent. The Adviser shall describe the conflict to the client and state the Adviser's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), the Adviser shall vote in accordance with the recommendation it had made to the client.

         In all such instances, the Adviser will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.


AMENDMENT OF THE POLICIES AND PROCEDURES
         These Policies and Procedures may be modified at any time by action of the Board of Directors of the Adviser but will not become effective, in the case of the Funds, unless they are approved by majority vote of the non-interested Directors of the Funds. Any such modifications will be made to the Adviser's clients by mail and/or other electronic means in a timely manner. These Policies and Procedures, and any amendments thereto, will be posted on the Funds' webs sites and will be disclosed in reports to shareholders as required by law.



Dated:            7/24/2003

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JANUARY 27, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JANUARY 27, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                           R. Eric Chadwick, Chief Financial Officer, Treasurer, Vice President and Secretary
                           (principal financial officer)

Date              JANUARY 27, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.